Filed pursuant to Rule 497(e)
File Nos. 811-22750 and 333-183994

USFS Funds Tactical Asset Allocation Fund
a series of USFS Funds Trust

Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information
dated March 28, 2013

January 30, 2014

Effective January 31, 2014, Robert G. Cummisford, CFA, Senior Vice President and Portfolio Manager for Pennant Management, Inc. (the “Adviser”), the investment adviser to the USFS Funds Tactical Asset Allocation Fund (the “Fund”), will become the Lead Portfolio Manager for the Fund, and Tommy O. Huie, CFA, President and Chief Investment Officer of the Adviser, will become a Portfolio Manager for the Fund.

As of that date, Chris J. Weber and Mark A. Elste will no longer serve as portfolio managers for the Fund, and all references to Messrs. Weber and Elste as Fund portfolio managers in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) are deleted in their entirety.

The following information for Messrs. Cummisford and Huie replaces the information regarding Messrs. Weber and Elste under “Portfolio Managers—Tactical Asset Allocation Fund” on pages 11 and 21 of the Prospectus:

Robert G. Cummisford, CFA, Senior Vice President and Portfolio Manager, joined the Adviser in 2014. He serves as the Lead Portfolio Manager with primary day-to-day responsibility for the Tactical Asset Allocation Fund. Prior to joining the Adviser, Mr. Cummisford was Vice President and a Portfolio Manager of M&I Investment Management Corp., where he had been employed since 2004.

Tommy O. Huie, CFA, President and Chief Investment Officer of the Adviser, joined the Adviser in 2013. He serves as a Portfolio Manager for the Tactical Asset Allocation Fund. Prior to joining the Adviser, Mr. Huie was Director, President and Chief Investment Officer of BMO Asset Management Corp. and its predecessor, M&I Investment Management Corp., since 2009.

Chris J. Weber, Senior Vice President, provides additional support to the Tactical Asset Allocation Fund as the Head Trader for the Adviser. Prior to joining the Adviser in 2004, Mr. Weber was a trader for the Smith Barney unit of Citigroup Global Markets from January 1994 to June 2004.

The following information for Messrs. Cummisford and Huie replaces the information regarding Messrs. Weber and Elste under “The Portfolio Managers— Fund Shares Owned by Portfolio Managers” on page 36 of the SAI:

Name	Dollar Range of Fund Shares1		Aggregate Dollar Range of All Fund Shares1
	Limited Duration Government Fund	Tactical Asset Allocation Fund
Robert G. Cummisford	None	None	None
Tommy O. Huie	None	None	None
1 Valuation date is January 24, 2014.

The following information for Messrs. Cummisford and Huie supplements the disclosure under “The Portfolio Managers— Other Accounts” on page 36 of the SAI:

Neither Mr. Huie nor Mr. Cummisford managed any accounts other than the Fund as of January 24, 2014.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.